SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): November 5, 1996



                           FFVA FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



       Virginia                 0-24668              74-2712490
       --------                 -------              ----------
(State or other jurisdiction  (SEC File No.)      (IRS Employer
     of incorporation)                            Identification
                                                     Number)


925 Main Street, Lynchburg, Virginia                    24504
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:(804) 845-2371
                                                   --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)



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                           FFVA FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated November 5, 1996.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FFVA FINANCIAL CORPORATION

Date: 11/7/96                                 By: /s/Ron W. Neblett
     --------                                     ------------------------------
                                                  Ron W. Neblett
                                                  Chief Financial Officer